SUPPLEMENT DATED JUNE 28, 2005

TO THE

STATEMENTS OF ADDITIONAL INFORMATION OF THE

FUNDS INDICATED BELOW

The information set forth under the heading “Independent Registered Public Accounting Firm” in the Statements of Additional Information of the Funds listed below is revised in its entirety to read as follows:

PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) served as the independent registered public accountants for the Series Funds, Capital Fund and Investors Value Fund for the periods covered by the financial statements and financial highlights included or incorporated by reference in the Prospectus and SAI. The financial statements and financial highlights incorporated by reference for these Funds in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers’ address is 300 Madison Avenue, New York, New York 10017.

As of June 17, 2005, KPMG LLP, independent registered public accounting firm, 757 Third Avenue, New York, N.Y. 10017, has been appointed as the independent registered public accountants for the Series Funds, Capital Fund and Investors Value Fund.

KPMG LLP, 757 Third Avenue, New York, N.Y. 10017, serves as auditors of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund and renders opinions on the Funds’ financial statements. Prior to February 2, 2001, Deloitte & Touche LLP served as the independent accountants for these Funds. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02110.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2005

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2005

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2005